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                                                                   EXHIBIT 10.18

                       AMENDMENT TO EMPLOYMENT AGREEMENT


                 This Amendment to Employment Agreement (the "Amendment") is entered into April 15, 1997 by and between COSTILLA ENERGY, INC. (the "Company") and CADELL S. LIEDTKE ("Liedtke").

                                R E C I T A L S

                 A. The Company and Liedtke entered into an Employment Agreement dated September 1, 1996, which Employment Agreement became effective October 14, 1996 (the "Original Agreement").

                 B. The Company and Liedtke have agreed to modify the Original Agreement by this Amendment for the sole purpose of modifying Liedtke's title under Section 3 of the Original Agreement.

                 NOW, THEREFORE, the Company and Liedtke for good and valuable consideration, the receipt and sufficiency of which are acknowledged agree to modify the Original Agreement as follows:

                 1. Section 3 of the Original Agreement is deleted and replaced to read in its entirety as follows:

                 "Liedtke's title during his term of employment shall be Chairman of the Board. During the term of this Agreement, and subject to the other provisions of this Agreement, Liedtke shall diligently provide services to the Company."

                 2. Except as modified by this Agreement, all other terms of the Original Agreement shall remain unchanged.

                 EXECUTED the date and year first above written.

                                        COSTILLA ENERGY, INC.


                                        By: /s/ Michael J. Grella
                                           -----------------------------------
                                           Michael J. Grella, President

                                            /s/ Cadell S. Liedtke
                                           ----------------------------------
                                           CADELL S. LIEDTKE





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